UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 25, 2003


                PARAMCO FINANCIAL GROUP, INC.
           ---------------------------------------
   (Exact name of registrant as specified in its charter)






     Delaware               000-32495                88-0441287
   -----------            --------------            --------------
(State or other        (Commission File No.)      (I.R.S. Employer
jurisdiction of                                    Identification No.)
incorporation or
organization)




       4610  So.  Ulster Street, Suite  150,  Denver, Colorado 80237
      ---------------------------------------------------------------
               (Address of principal executive offices)




     Registrant's telephone number, including area code: (720) 528-7303


                                  N/A
                      -----------------------------
   (Former  name or  former address, if changed since last report)





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Item 2.        ACQUISITION OR DISPOSITION OF ASSETS.

     Purchase of Alliance Capital Group, Inc.

          Pursuant to a Purchase Agreement dated July 17, 2003, the Company, on July 25, 2003, closed a transaction, whereby it acquired all of the issued and outstanding shares of capital stock of Alliance Capital Group, Inc., a Delaware corporation ("Alliance") from Jimmy L. Pfeffer, Jr. In exchange for all of the shares of common stock of Alliance, the Company issued 120,000 shares of its restricted Common Stock to Jimmy L. Pfeffer, Jr.

          Alliance, incorporated in the State of Delaware in March 2003, is a Dallas, Texas - based company that is engaged in the business of purchasing
          delinquent   credit  card  debt   and   collection
          thereof. Alliance will continue to operate as a wholly owned subsidiary of the Company with Mr. Pfeffer remaining in his position of sole Director, President and Secretary/Treasurer.


Item 7.        FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

               1.   Financial Statement of Business Acquired

               Financial statements of Alliance of the type and nature that are described in paragraph
               (a) (4) of Item 7 may not be required to be filed. If such financial statements are required to be filed pursuant to paragraph
               (a) (4) of Item 7, the statements will be filed as soon as practicable, but no later than 60 days after the date this Form 8-K is required to be filed.

               2.   Pro forma Financial Information

               Pro forma financial information of the type and nature that are described in paragraph
               (b) (2) of Item 7 may not be required to be filed. If such pro forma financial information is required to be filed pursuant to paragraph (b) (2) of Item 7, the information will be filed as soon as practicable, but not later than 60 days after the date this Form 8-K is required to be filed.

          b.   Exhibits.

               10.8 Purchase   Agreement  by   and   between
                    Paramco Financial Group, Inc., and Jimmy
                    L. Pfeffer, Jr. dated July 17, 2003.

               99.187     Press Release by Paramco Financial
                    Group,   Inc.,  dated  July  31,   2003,
                    concerning  the acquisition of  Alliance
                    Capital    Group,   Inc.,   by   Paramco
                    Financial Group, Inc.






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                         SIGNATURES

           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:      July  31, 2003           PARAMCO FINANCIAL GROUP, INC.



                              /s/ Douglas G. Gregg
                              ---------------------
                              Douglas G. Gregg
                              Chairman and Chief Executive Officer
































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